UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                            FORM 8-K/A

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        December 13, 1999


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)


Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


4771 Sweetwater Blvd., Suite 125, Sugarland TX              77479
(Address of principal executive offices)               (Zip Code)


                          (505) 797-9230
        Registrant's telephone number, including area code


                      Registrant's Attorney:

                     Warren J. Soloski, Esq.
               11300 West Olympic Blvd., Suite 800,
                      Los Angeles, CA 90064
                          (310) 477-9742


                          Not Applicable
  (Former name or former address, if changed since last report.)



                 This Report Consists of 2 Pages

Item 1  Changes in Control of Registrant

     Not Applicable


Item 2  Acquisition on Disposition of Assets

     Not Applicable


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     Not Applicable.


Item 5  Other Events

     Not Applicable.


Item 6  Resignations of Registrant's Directors

     In the original Form 8-K filed with the SEC on December 20, 1999, the Company inadvertently filed incorrect information with regards to the resignations and appointment of officers and directors.

     On December 14, 1999 only Douglas Ansell and Andrew Berney resigned as officers and directors of the Company. Paul Kessler was not a Director of the Company. Further on December 1, 1999 Mr. Kessler was removed as President of the Company and replaced by Mr. Ansell as President. Further the Report of Event should have been dated December 14, 1999.


Item 7  Financial Statement and Exhibits

     Not Applicable


Item 8  Supplementary Information

     Not Applicable



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Far East Ventures, Inc.
                                   (Registrant)



Dated:  February 2, 2000           By: /s/
                                   R. M. Frederick
                                   President/Director